UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2003

COLUMBIA SPORTSWEAR COMPANY

(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	000-23939 (Commission File Number)	93-0498284 (IRS Employer Identification No.)

14375 NW Science Park Drive Portland, Oregon (Address of principal executive offices)	97229 (Zip Code)

Registrant’s telephone number, including area code: (503) 985-4000

No Change

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

The	following exhibit is furnished with this Form 8-K.

99.1	Transcript of conference call on October 23, 2003.

Item 12.	Results of Operations and Financial Condition

On October 23, 2003, the Company held a conference call regarding the Company’s results of operations for the quarter ended September 30, 2003. A transcript of the conference call is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY Dated: October 30, 2003

By:	/s/ Carl K. Davis

Carl K. Davis Vice President and General Counsel, Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Transcript of conference call on October 23, 2003.